                                                                     EXHIBIT 1.1


                        ____________ Capital Securities

                          LIFE FINANCIAL CAPITAL TRUST

                 _____% CONVERTIBLE TRUST PREFERRED SECURITIES

               (Liquidation Amount $___-___ per Capital Security)

                                   FORM OF

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                              December ___, 1997


KEEFE, BRUYETTE & WOODS, INC.
Two World Trade Center
New York, New York  10048

Dear Sirs and Mesdames:

     Life Financial Corporation, a Delaware corporation (the "Company"), Life
                                                              -------
Financial Capital Trust (the "Trust" and, together with the Company, the
                              -----
"Offerors"), a statutory business trust created under the Business Trust Act
---------
(Chapter 38, Title 12 of the Delaware Code, 12 Del. C. Section 3801 et seq.) (the "Delaware Act") and Life Bank, a federally chartered savings bank (the
      ------------
"Bank") confirm their agreement with Keefe, Bruyette & Woods, Inc. (the
-----
"Underwriter"), with respect to the sale by the Trust and the purchase by the
------------
Underwriter of Convertible Trust Preferred Securities, of the Trust ("Capital
                                                                      -------
Securities") and with respect to the grant by the Offerors to the Underwriter of
----------
the option described in Section 2(b) hereof to purchase all or any part of _______________ additional Capital Securities to cover over-allotments, if any. The aforesaid ______________ Capital Securities (the "Initial Securities") to be
                                                      ------------------
purchased by the Underwriter and all or any part of the _____________________ Capital Securities subject to the option described in Section 2(b) hereof (the

"Option Securities") are hereinafter called, collectively, the "Securities."
------------------                                              ----------

     The Securities will be guaranteed by the Company, to the extent set forth in the Prospectus (as defined herein), with respect to distributions and payments on liquidation or redemption (the "Guarantee") pursuant to the Capital
                                            ---------
Securities Guarantee Agreement dated as of December ___, 1997 (the "Guarantee
                                                                    ---------
Agreement") between the Company and State Street Bank and Trust Company, as
---------
trustee (the "Guarantee Trustee") and entitled to the benefits of certain backup
              -----------------
undertakings described in the Prospectus with respect to the Company's agreement pursuant to the Indenture (as defined herein) to pay all expenses relating to the administration of the Trust. Each Security will be convertible, in accordance with the terms of the Securities and the Indenture, at the option of the holder thereof into a Like Amount of Junior Subordinated Debentures (as defined herein), which upon such conversion shall be automatically converted into shares of common stock, par value $.01 per share, of the Company (the "Common Stock").
-------------

     The entire proceeds from the sale of the Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), and will be invested by the Trust to
                 -----------------
purchase $__________________ aggregate principal amount (plus up to an additional $_____________________ aggregate principal amount if the Underwriter's over-allotment option is exercised) of____% Junior Convertible Subordinated Debentures (the "Junior Subordinated Debentures") to be issued by
                              ------------------------------
the Company. The Common Securities will be guaranteed by the Company, to the extent set forth in the Prospectus, with respect to distributions and payments on liquidation or redemption (the "Common Guarantee" and, together with the
                                   ----------------
Guarantee, the "Guarantees") pursuant
                ----------
to the Common Guarantee Agreement dated as of December ___, 1997 executed by the Company (the "Common Guarantee Agreement" and, together with the
                  --------------------------
Guarantee Agreement, the "Guarantee Agreements").  The Securities and the
                          --------------------
Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust dated as of December ___, 1997 (the "Declaration")
                                                          -----------
among the Company, as Sponsor, State Street Bank and Trust Company, as Property Trustee (the "Property Trustee"), Delaware Trust Capital Management Inc., as
              ----------------
Delaware Trustee (the "Delaware Trustee," and collectively with the Property
                       ----------------
Trustee, the "Issuer Trustees"), the Administrators named therein (the
              ---------------
"Administrators") and the holders from time to time of the Trust Securities.
---------------
The Convertible Debentures will be issued pursuant to an Indenture dated as of December ___, 1997 (the "Indenture") between the Company and State Street Bank
                         ---------
and Trust Company, as trustee (the "Debenture Trustee").
                                    -----------------

     Prior to the purchase and public offering of the Securities by the Underwriter and the Company shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may
                               -----------------
take the form of an exchange of any standard form of written telecommunication between the Company and the Underwriter and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

     The Company is a savings and loan holding company under the provisions of the Savings and Loan Holding Company Act, as amended, whose sole subsidiaries are the Trust, the Bank and Life Investment Holdings, a Delaware corporation ("Life Holdings," and together with the Trust and the Bank, the "Subsidiaries").
  -------------                                                  ------------

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-______) and a
-----------
related preliminary prospectus for the registration of (i) the Securities; (ii) the Guarantee, (iii) the Junior Subordinated Debentures and (iv) the Common Stock issuable upon conversion of the Junior Subordinated Debentures, (the securities set forth in the foregoing clauses (i) through (iv) inclusive, collectively, the "Registered Securities") under the Securities Act of 1933 (the
                   ---------------------
"1933 Act"), has filed such amendments thereto, if any, and such amended
 --------
preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement (as amended, if applicable) and the prospectus constituting a part thereof (including in each case the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act
                                                                 --------
Regulations")), as from time to time amended or supplemented pursuant to the
-----------
1933 Act or otherwise, are hereinafter referred to as the "Registration
                                                           ------------
Statement" and the "Prospectus," respectively, except that if any revised
---------           ----------
prospectus shall be provided to the Underwriter by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriter for such use.

     The Offerors understand that the Underwriter propose to make a public offering of the Securities as soon as the Underwriter deems advisable after the Registration Statement becomes effective the Pricing Agreement has been executed and delivered and the Declaration, the Indenture and the Guarantee Agreement have been qualified under the Trust Indenture Act of 1939, as amended (the "1939
                                                                            ----
Act").
---

     SECTION 1.  Representations and Warranties.
                 ------------------------------

     (a) The Offerors and the Bank jointly and severally represent and warrant to the Underwriter as of the date hereof, as of the date of the Pricing Agreement (such latter date being hereinafter referred to as the "Representation
                                                                  --------------
Date") and as of the Closing Time referred to in Section 2(a) hereof, and agree
----
with the Underwriter, as follows:

          (i) The Registration Statement has been declared effective by the Commission and no stop order has been issued suspending the effectiveness of the Registration Statement, nor, to the best of their knowledge, has a stop order been threatened. The Registration Statement, and any post-effective amendments thereto became or will become effective and at the Representation Date, the Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations (including, without limitation, requirements regarding agreements which must be described in and filed as exhibits to such registration statements) and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the
     -----------
     Underwriter by the Offerors for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement first becomes effective, in which case at the time it is first provided to the Underwriter for such use) and at Closing Time, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in
                 --------  -------
     this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement or Prospectus.

          (ii) The accountants who certified the financial statements included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iii) The financial statements included in the Registration Statement and the Prospectus, together with the related notes, present fairly the financial position of the Company and the Subsidiaries at the dates indicated and the statement of income, stockholders' equity and cash flows of the Company and the Subsidiaries for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods
                  ----
     involved. The selected financial data and the summary financial information included in the Prospectus have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

          (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and the Subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company or the Subsidiaries on any class of their respective capital stock.

          (v) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Indenture, the Junior Subordinated Debentures, the Guarantee Agreements and the Declaration, and to purchase, own and hold the Common Securities issued by the Trust; the Company is duly qualified as a foreign corporation to transact business and is in good standing in California and in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business; the authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization"; the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of such stock were issued in violation of the preemptive or other similar rights of any securityholder of the Company or the Subsidiaries arising by operation of law, under the certificate of incorporation (or charter or Declaration, as the case may be) or by-laws of the Company or the Subsidiaries or under any agreement to which the Company or any of the Subsidiaries is a party; and, the Registered Securities, the Common Securities, the Common Guarantee, the Indenture, the Guarantee Agreements, the Company's charter and by-laws and the Declaration conform as of the Representation Date and will conform to all statements relating thereto contained in the Registration Statement and the Prospectus.

          (vi) The Bank has been duly organized and is validly existing as a savings bank under the federal laws of the United States, and Life Holdings has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; each of these Subsidiaries has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; Life Holdings is duly qualified as a foreign corporation to transact business and is in good standing in California and in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise; the Bank, as a federal savings bank, is not required to qualify as a foreign corporation or otherwise under state law; all of the issued and outstanding capital stock of the Subsidiaries has been duly authorized and validly issued, is fully paid and non-assessable and is directly owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of the Subsidiaries was issued in violation of the preemptive or similar rights of any stockholder of such corporation arising by operation of law, under the charter or by-laws of any such subsidiary or under any agreement to which the Company or any of the Subsidiaries is a party. The only direct or indirect subsidiaries of the Company are the Trust, the Bank and Life Holdings. There are no subsidiaries of the Trust, the Bank or Life Holdings. Except for the shares of capital stock of the Subsidiaries owned by the Company, neither the Company nor any of the Subsidiaries owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity.

          (vii) The Trust has been duly created and is validly existing and in good standing as a business trust under the Delaware Act; the Trust has the power and authority to own property and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement, the Securities, the Common Securities and the Declaration and to comply with its obligations hereunder and thereunder; the Trust is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify would not have a material adverse effect on the Trust; the Trust is not a party to or otherwise bound by any agreement or instrument other than those described in the Registration Statement; the Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation, and the Junior Subordinated Debentures will be treated as indebtedness of the Company for United States federal income tax purposes; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

          (viii) The Declaration has been duly authorized by the Company and, at the Closing Time, the Declaration will have been duly executed and delivered by the Company and will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including without limitation all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equity principles (regardless of whether enforcement is considered in a proceeding at law or in equity), including concepts of commercial reasonableness; and at the Closing Time, the Declaration will have been duly qualified under the 1939 Act.

          (ix) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment of the consideration therefor as described in the Registration Statement, will be validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will be entitled to the benefits of the Declaration; the issuance of the Common Securities is not subject to any preemptive or other similar rights; and at the Closing Time, all of the issued and outstanding Common Securities of the Trust will be owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

          (x) The Securities have been duly authorized by the Declaration and, when authenticated in the manner provided for in the Declaration and issued and delivered by the Trust against payment of the consideration therefor set forth in this Agreement, will be validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will be entitled to the benefits of the Declaration; the issuance of the Securities is not subject to any preemptive or other similar rights; and holders of Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit.

          (xi) Each of the Guarantee Agreements has been duly authorized by the Company and, at the Closing Time, each of the Guarantee Agreements will have been duly executed and delivered by the Company and will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including without limitation all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equity principles (regardless of whether enforcement is considered in a proceeding at law or in equity), including concepts of commercial reasonableness; and at the Closing Time, the Guarantee Agreement will have been duly qualified under the 1939 Act.

          (xii) The Indenture has been duly authorized by the Company and, at the Closing Time, the Indenture will have been duly executed and delivered by the Company and will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including without limitation all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equity principles (regardless of whether enforcement is considered in a proceeding at law or in equity), including concepts of commercial reasonableness; and at the Closing Time, the Indenture will have been duly qualified under the 1939 Act.

          (xiii) The Junior Subordinated Debentures have been duly authorized by the Company; at the Closing Time, the Junior Subordinated Debentures will have been duly executed by the Company and, when issued and delivered in the manner provided for in the Indenture and sold and paid for as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including without limitation all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equity principles (regardless of whether enforcement is considered in a proceeding at law or in equity), including concepts of commercial reasonableness, and will be in the form contemplated by, and entitled to the benefits of, the Indenture; and the issuance of the Junior Subordinated Debentures is not and will not be subject to any preemptive or other similar rights.

          (xiv) The shares of Common Stock issuable by the Company upon conversion of the Junior Subordinated Debentures and the Securities have been duly and validly authorized and reserved for issuance upon such conversion by the Company and such shares, when issued upon such conversion, will be validly issued, fully paid and non-assessable, and the issuance of such shares upon such conversion is not and will not be subject to any preemptive or other similar rights.

          (xv) The deposits of the Bank are insured by the Federal Deposit Insurance Corporation ("FDIC") up to legally applicable limits, and no
                             ----
     proceedings for the termination or revocation of such insurance are pending or, to the best knowledge of the Company and the Bank, threatened.

          (xvi) The Securities have been duly authorized for issuance and sale to the Underwriter pursuant to this Agreement and, when issued and delivered by the Trust pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued and fully paid and non-assessable; the Securities conform to all statements relating thereto contained in the Prospectus; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to preemptive or other similar rights of any securityholder of the Company arising by operation of law, under the charter, Declaration and by-laws of the Company or the Subsidiaries or under any agreement to which the Company or any of the Subsidiaries is a party.

          (xvii) Neither the Company nor any of the Subsidiaries is in violation of its certificate of incorporation, its charter or Declaration, as the case may be, or in default to an extent which singly or in the aggregate, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or either of the Subsidiaries is a party or by which or any of them may be bound, or to which any of the property or assets of the Company or either of the Subsidiaries is subject, including without limitation: (A) that certain Master Loan and Security Agreement dated April 30, 1997 between the Bank and Morgan Stanley Mortgage Capital, Inc., and any other documents governing such line of credit (collectively the
     "Line of Credit Documents"); (B) the Amended Agreement and Plan of
      ------------------------
     Reorganization, dated as of January 16, 1997 between the Company and the Bank, and any other documents governing the Reorganization (all such agreements and other documents, collectively, the "Reorganization
                                                        --------------
     Documents"); and (C) all purchase agreements, servicing agreements and any
     ---------
     other documents governing loan sales or securitizations by the Company or the Bank (all such agreements and other documents, collectively, the "Securitization Documents").
     -------------------------

          (xviii) The execution, delivery and performance of this Agreement the Pricing Agreement, the Indenture, the Junior Subordinated Debentures, the Guarantee Agreements, the Declaration, the Certificate of Trust, the Securities and the Common Securities (collectively, the "Operative
                                                              ---------
     Instruments"), the consummation of the transactions contemplated herein and
     -----------
     therein (including, without limitation, the issuance and sale of the Securities, Common Securities, Junior Subordinated Debentures and Guarantees and the issuance of shares of Common Stock upon conversion of the Securities and the Junior Subordinated Debentures) and compliance by the Company with its obligations hereunder and thereunder, have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Trust or the Bank pursuant to, the Line of Credit Documents, the Reorganization Documents, the Securitization Documents, or any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or either of the Subsidiaries is a party or by which it or either of them may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject and which breach or default singly or in the aggregate, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise; nor will such action result in any violation of the provisions of certificate of incorporation, Declaration or charter, as the case may be, or by-laws of the Company or any of the Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or the Subsidiaries or any of their assets or properties and which violation, singly or in the aggregate, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise. As used herein, a "Repayment Event" means
                                                      ---------------
     any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Subsidiaries.

          (xix) Neither the Company nor any of the Subsidiaries is in violation of any directive from the FDIC, the OTS, or any other governmental authority, and the Company and the Subsidiaries are in compliance with all federal and state laws and regulations that regulate or relate to its business, including, without limitation, the Financial Institutions Recovery, Reform and Enforcement Act of 1989 ("FIRREA"), the Federal
                                                    ------
     Deposit Insurance Act (the "FDIA"), the National Housing Act (the "NHA"),
                                 ----                                   ---
     the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") and all other applicable laws and regulations where the failure
       ------
     to comply would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise. Neither the Company nor any of the Subsidiaries is subject to a cease and desist order, a formal or written agreement or a memorandum of understanding with any federal or state agency.

          (xx) All material transactions between the Company or the Subsidiaries and their respective officers and directors and their affiliates required to be disclosed in the Prospectus have been accurately disclosed in the Prospectus.

          (xxi) Except as disclosed in the Prospectus or Registration Statement, the Company has not: (A) issued any securities within the last 18 months; or (B) entered into a financial or management consulting agreement, except pursuant to (1) this Agreement, (2) the Underwriting Agreement dated June 24, 1997 with the Underwriter, and (3) the Placement Agency Agreements with Friedman, Billings, Ramsey & Co., Inc. dated July 23, 1996 and March 14, 1997.

          (xxii) The Company has not relied upon you or your legal counsel for any legal, tax or accounting advice in connection the offering and sale of the Securities.

          (xxiii) To the best of their knowledge, neither the Offerors and the Bank nor any of the Subsidiaries has violated any Federal, state or local law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws, or any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"), or the rules and
                                                       -----
     regulations promulgated thereunder. There is (i) no significant unfair labor practice complaint pending against the Company or any of the Subsidiaries or, to the best knowledge of the Offerors and the Bank, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of the Subsidiaries and, to the best knowledge of the Offerors and the Bank, threatened against any of them, (ii) no labor dispute in which the Company or either of the Subsidiaries is involved nor, to the best knowledge of the Offerors and the Bank, is any labor dispute imminent, other than routine disciplinary and grievance matters; the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal customers or vendors and (iii) no union representation question existing with respect to the employees of the Company or either of the Subsidiaries and, to the best knowledge of the Company and the Bank, no union organizing activities are taking place.

          (xxiv) There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the best knowledge of the Offerors and the Bank, threatened, against or affecting the Company or any of the Subsidiaries which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of this Agreement or the performance by the Company and the Trust of their obligations hereunder which is required to be described in the Registration Statement and is not accurately described in the Registration Statement; the aggregate of all pending legal or governmental proceedings to which the Company or any of the Subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement are not reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise.

          (xxv) Neither the Company nor any of the Subsidiaries has directly or indirectly: (A) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities; or (B) since the filing of the Registration Statement: (1) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities, or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or the Trust.

          (xxvi) Neither the Company nor any of the Subsidiaries or, to the best knowledge of the Offerors and the Bank, any employees of the Company or their Subsidiaries, have at any time during the last five (5) years:
     (A) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law; or (B) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

          (xxvii) To the best knowledge of the Offerors and the Bank, no event or series of events has occurred that would result in any of the securities issued in the securitizations described in the Registration Statement and the Prospectus using loans originated by the Bank being downgraded or placed on a watch list with negative implications by any rating agency or similar organization, or that would impair the Company's or any Subsidiary's ability to consummate future loan sales or to securitize loans upon economic terms consistent with past loan sales and securitizations or otherwise cause the Company and any of the Subsidiaries to suffer any material loss with respect to any past loan sale or securitization.

          (xxviii) The Securities and the Common Stock into which the Securities are ultimately convertible (after the Securities are first converted into Junior Subordinated Debentures) have been approved for quotation on the Nasdaq National Market, subject to official notice of issuance, and the Underwriter has been provided a copy of such approval.

          (xxix) To the best knowledge of the Offerors and the Bank, the Company and the Subsidiaries are in material compliance with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable
     --------------------
     to their respective businesses; the Company and the Subsidiaries have received no notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus; the Company and the Subsidiaries have no reason to believe that any of them will be required to make future material capital expenditures to comply with Environmental Laws; and to the best knowledge of the Offerors and the Bank, no property which is owned, leased or occupied by the Company or the Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. (S) 9601, et seq.), or otherwise designated as a contaminated
                          -- ----
     site under applicable state or local law.

          (xxx) No filing with, or authorization, approval, consent, license order, registration, qualification or decree of, any court or governmental authority or agency, including without limitation the OTS and the FDIC is necessary or required for the performance by the Company, the Trust or the Bank of their obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

          (xxxi) The Company and the Subsidiaries possess such certificates, authorities, permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the
                                    ---------------------
     appropriate federal, state, local or foreign regulatory agencies or bodies, including the OTC, FDIC and Federal Reserve Board, necessary to conduct the business now operated by them and described in the Registration Statement and Prospectus; the Company and the Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a material adverse effect on the condition, financial or otherwise, earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise; and neither the Company nor either of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise.

          (xxxii) The Company and the Subsidiaries are in compliance in all material respects with all applicable laws, statutes, ordinances, rules or regulations, except where the violation of which, individually or in the aggregate, would not be reasonably expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise.

          (xxxiii) The Company and the Subsidiaries have good and marketable title to all properties (real and personal) owned by the Company and the Subsidiaries, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as
     (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or the Subsidiaries; and all properties held under lease by the Company or the Subsidiaries are held under valid, subsisting and enforceable leases.

          (xxxiv) Except as disclosed in the Prospectus, there are no outstanding options, warrants, or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or the Subsidiaries or any security convertible into or exchangeable for capital stock of the Company or the Subsidiaries.

          (xxxv) Neither the Company nor any of the Subsidiaries is, nor upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus under the caption "Use of Proceeds" will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").
                                                          --------

          (xxxvi) The Company and the Subsidiaries have filed all federal, state, local and foreign tax returns that are required to be filed or have duly requested extensions thereof and have paid all taxes required to be paid by any of them and any related assessments, fines or penalties, except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings; and adequate charges, accruals and reserves have been provided for in the financial statements referred to in Section 1(a)(iii) above in respect of all federal, state, local and foreign taxes for all periods as to which the tax liability of the Company or the Subsidiaries has not been finally determined or remains open to examination by applicable taxing authorities.

          (xxxvii) The Company and the Subsidiaries carry or are entitled to the benefits of insurance in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect.

          (xxxviii) The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general and specific authorizations; (ii) transactions are recorded as necessary to permit preparations of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxxix) Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company or the Subsidiaries any brokerage or finder's fee or any other fee, commission or payment as a result of the offer and sale of the Securities.

          (xl) The Company has not distributed and, prior to the later to occur of (i) the Closing Time and (ii) completion of the distribution of the Securities, will not distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Securities other than the Registration Statement, any preliminary prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act or by the 1933 Act Regulations and approved by the Underwriter.

          (xli) The Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; accordingly, for United States federal income tax purposes, each holder of Securities generally will be considered the owner of an undivided interest in the Junior Subordinated Debentures.

          (xlii) The Junior Subordinated Debentures will be classified for United States federal income tax purposes as indebtedness of the Company.

          (xliii) The Offerors have no present intention to, or knowledge of any facts which would likely result in, the exercise of an Extension Period (as defined in the Indenture), nor do the Offerors have any present intent to, or knowledge of facts which would likely result in a, trigger of a Special Event (as defined in the Indenture).

          (xliv) As of the date hereof, the amount of Senior Indebtedness (as defined in the Indenture) is $_________.

     (b) Any certificate signed by any officer of the Company or any Trustee of the Trust and delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by the Company or the Trust to the Underwriter as to the matters covered thereby.

     SECTION 2.  Sale and Delivery to Underwriter; Closing.
                 -----------------------------------------

     (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to the Underwriter and the Underwriter agrees to purchase from the Trust, at the price per Security set forth in the Pricing Agreement, the Initial Securities.

          (i) If the Trust has elected not to rely upon Rule 430A under the 1933 Act Regulations, the public offering price and the purchase price per share to be paid by the Underwriter for the Securities have each been determined and set forth in the Pricing Agreement, dated the date hereof, and an amendment to the Registration Statement and the Prospectus will be filed before the Registration Statement becomes effective.

          (ii) If the Trust has elected to rely upon Rule 430A under the 1933 Act Regulations, the public offering price and the purchase price per share to be paid by the Underwriter for the Securities shall be determined by agreement between the Underwriter and the Offerors and, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Offerors and the Underwriter, except that Sections 6 and 7 shall remain in effect.

     (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Offerors hereby grants an option to the Underwriter to purchase up to an additional _______ Securities at the price per Security set forth in the Pricing
Agreement. The option hereby granted will expire 30 days after (i) the date the Registration Statement becomes effective, if the Offerors has elected not to rely on Rule 430A under the 1933 Act Regulations, or (ii) the Underwriter Date, if the Offerors has elected to rely on Rule 430A under the 1933 Act Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriter to the Offerors setting forth the number of Option Securities as to which the several Underwriter are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Underwriter, but shall not be
-----------------
later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time or prior to the date two business days after receipt by the Offerors of notice of the exercise, as hereinafter defined, unless otherwise agreed by the Underwriter and the Offerors. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriter, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities (except as otherwise provided in the Pricing Agreement), subject in each case to such adjustments as the Underwriter in their discretion shall make to eliminate any sales or purchases of fractional shares.

     (c) Payment of the purchase price for, and delivery of a certificate for, the Initial Securities shall be made at the office of Brobeck, Phleger & Harrison LLP, Newport Beach, California, or at such other place as shall be agreed upon by the Underwriter and the Offerors, at 10:00 A.M. (unless postponed in accordance with the provisions of Section 10) on the fourth business day following the date the Registration Statement becomes effective (or, if the Offerors have elected to rely upon Rule 430A of the 1933 Act Regulations, the fourth business day after execution of the Pricing Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter and the Offerors (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that any or all
                     ------------
of the Option Securities are purchased by the Underwriter, payment of the purchase price for, and delivery of certificate for, such Option Securities shall be made at the above-mentioned offices of Brobeck, Phleger & Harrison LLP, Newport Beach, California, or at such other place as shall be agreed upon by the Underwriter and the Offerors, on each Date of Delivery as specified in the notice from the Underwriter to the Offerors. Payment shall be made to the Offerors by wire transfer or by certified or official bank check or checks drawn in same day funds payable to the order of the Trust, against delivery to the Underwriter of a global certificate for the Securities. A Certificate for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Underwriter may request in writing at least two business days before the Closing Time or the relevant Date of Delivery, as the case may be. Notwithstanding the foregoing, if the Underwriter elects that the delivery of all or a portion of the Securities be effected through the "Full Fast" system of the Depository Trust Corporation, such that all or a portion of the Securities will be denominated in book-entry form and there will be no certificate therefor, then in lieu of the global certificate for the Securities, the Offerors shall deliver to their transfer agent at least 24 hours prior to Closing Time, instructions in form and substance satisfactory to the Underwriter, instructing such transfer agent to register such shares through the Full Fast system at Closing Time.

     (d) In view of the fact that the proceeds of the sale of the Securities will be invested by the Trust in the Junior Subordinated Debentures, the Company hereby agrees to pay the Underwriter as compensation (the "Underwriter's Compensation") for arranging for the investment therein of such proceeds, $____ per Security purchased by the Underwriter at the Closing Time and each Date of Delivery, if any ($______ in the aggregate assuming no exercise of the Underwriter's over-allotment option or $______ in the aggregate assuming exercise of such over-allotment option in full). Such Underwriter's Compensation shall be payable to the Underwriter by wire transfer of immediately available funds at the Closing Time and at each Date of Delivery (if any) or, if agreed by the Underwriter and the Company, by deduction from the amount payable by the Underwriter to the Trust in respect of the Securities being purchased on such date.

     SECTION 3.  Covenants of the Offerors.  Each of the Offerors jointly and
                 -------------------------
severally covenants with each Underwriter as follows:

     (a) The Offerors will use their best efforts to cause the Registration Statement to become effective as and when requested by the Underwriter, and if the Offerors elects to rely upon Rule 430A and subject to Section 3(b), will comply with the requirements of Rule 430A and will notify the Underwriter immediately, and confirm the notice in writing, (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission,
(iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of or the initiation or threatening of any proceedings for any of such purposes. The Offerors will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest reasonable moment.

     (b) The Offerors will give the Underwriter notice of their intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Offerors propose for use by the Underwriter in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement first becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), will furnish the Underwriter with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Underwriter or counsel for the Underwriter shall object.

     (c) The Offerors have furnished or will deliver to the Underwriter and counsel for the Underwriter, without charge, copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and copies of all consents and the certificate of experts, and will also deliver to the Underwriter a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for the Underwriter.

     (d) The Offerors will deliver to the Underwriter, without charge, from time to time until the effective date of the Registration Statement (or, if the Offerors have elected to rely upon Rule 430A, until such time the Pricing Agreement is executed and delivered), as many copies of each preliminary prospectus as the Underwriter may reasonably request, and the Offerors hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Offerors will furnish to the Underwriter, without charge, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the Securities Reorganization Act of 1934 (the "1934 Act"), such number
                                                       --------
of copies of the Prospectus (as amended or supplemented) as the Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

     (e) If any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriter or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Offerors will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Offerors will furnish to the Underwriter such number of copies of such amendment or supplement as the Underwriter may reasonably request.

     (f) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then immediately following the execution of the Pricing Agreement, the Offerors will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, copies of an amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted and will use its best efforts to cause such post-effective amendment to be declared effective as promptly as practicable.

     (g) The Offerors will use their best efforts, in cooperation with the Underwriter, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriter may designate and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Registration Statement; provided, however, that neither of the Offerors shall be obligated to qualify as a foreign corporation or trust or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Offerors will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for as long as may be required for the distribution of the Securities or, in the case of such Junior Subordinated Debentures, for as long as such Junior Subordinated Debentures are issuable as contemplated by the Prospectus or, in the case of shares of Common Stock issuable upon conversion of Securities and Junior Subordinated Debentures, for so long as is required by applicable law. The Offerors will promptly advise the Underwriter of the receipt by either of the Offerors of any notification with respect to the suspension of the qualification of the Registered Securities for sale or issuance, as the case may be, in any such state or jurisdiction or the initiating or threatening of any proceedings for such purpose.

     (h) The Company will, on behalf of the Trust, make generally available to the Trust's security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

     (i) The Offerors will use the net proceeds received by it from the sale of the Securities and the Junior Subordinated Debentures in the manner specified in the Prospectus under "Use of Proceeds".

     (j) During a period of 90 days from the date of the Pricing Agreement (the "Lock-Up Period"), neither the Offerors nor the Bank will, without the prior
 --------------
written consent of the Underwriter (which may be withheld in its sole discretion), directly or indirectly, (i) sell, pledge, hypothecate, offer to sell, pledge or hypothecate, grant any option for the sale of, or otherwise dispose of, including without limitation a disposition or transfer into nominee or street name (all such forms of disposition or transfer enumerated in this sentence collectively, a "Disposition"), (A) any trust certificate or other
                          -----------
securities of the Trust (other than the Securities and the Common Securities issued to the Company), (B) any preferred stock or any other security of the Company that is substantially similar to the Securities, (C) any shares of any class of common stock of the Company (other than (i) shares of Common Stock issuable upon conversion of the Securities or pursuant to the exercise of options or warrants outstanding on the date hereof and (ii) the grant of stock options or other stock-based awards (and the exercise thereof) to directors, officers and employees of the Company and its Subsidiaries), (D) any debt securities of the Company that are substantially similar to the Junior Subordinated Debentures (other than the Junior Subordinated Debentures issued to the Trust) or (E) any other securities which are convertible into, or exercisable or exchangeable for, any securities of the type referred to in clauses (A) through (D) above (subject, however, to the same exceptions, to the extent applicable, as are set forth in clauses (A) through (D) above) or (ii) enter into any swap or any other agreement or any transaction the transfers, directly or indirectly, the economic consequences of ownership of any of the securities described in clauses (A) through (D) above whether or not such swap is to be settled by delivery of such securities, in cash or otherwise. The Offerors consent to the entry by the Underwriter of stop-transfer orders with the Offeror's transfer agent if, in the Underwriter's sole discretion, a stop order is necessary to prevent violation of this subparagraph. The foregoing restrictions are expressly agreed to preclude the Offerors and the Bank from engaging in any hedging, pledge or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Registered Securities or any securities convertible into or exchangeable or exercisable for Registered Securities during the Lock-Up Period even if such securities would be disposed of by someone other than the Offerors or the Bank. Such prohibited hedging, pledge or other transactions would include without limitation any short sale (whether or not against the box), any pledge of shares covering an obligation that matures, or could reasonably mature during the Lock-Up Period, or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any Registered Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Securities.

     (k) The Offerors will file with the Commission such reports on Form SR as may be required pursuant to Rule 463 of the 1933 Act Regulations.

     SECTION 4.  Payment of Expenses.    Whether or not the transactions
                 -------------------
contemplated hereunder are consummated or this Agreement remains effective or is terminated, the Offerors jointly and severally agree to pay all costs, fees and expenses incurred in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including without limiting the generality of the foregoing, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Securities, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities, (iv) all fees and expenses of the Company's and the Trust's counsel and the Company's independent accountants, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement and the Prospectus (including all exhibits and financial statements) and all amendments and supplements provided for herein, (vi) the fees and expenses of the Debenture Trustee, including the fees and disbursements of counsel for the Debenture Trustee, (vii) the fees and expenses of the Property Trustee, including the fees and disbursements of counsel for the Property Trustee, (viii) the fees and expenses of the Delaware Trustee, including the fees and disbursements of counsel for the Delaware Trustee, (ix) the filing fees incident to the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of sale of the Securities, (x) the fees and expenses incurred in connection with the listing on the Nasdaq of the Securities and the shares of Common Stock issuable upon conversion of the Securities, (xi) the fees and expenses of any transfer agent, paying agent or registrar, and (xii) the cost of qualifying the Securities, and, if applicable, the Junior Subordinated Debentures, with The Depository Trust Company, (xiii) where applicable, all filing fees, attorney's fees and expenses incurred by the Offerors or the Underwriter in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the Blue Sky laws, (xiv) all the costs and expenses incurred by the Offerors in making road show presentations with respect to the Offering, (xv) all costs of preparing, printing and distributing bound volumes of the transaction documents for the Underwriter and its counsel, and (xvi) all other fees, costs and expenses referred to in Item 13 of the Registration Statement. Except as provided in this Section 5, and Section 8 hereof, the Underwriter shall pay all of its own expenses, including the fees and disbursements of its own counsel.

     SECTION 5.  Conditions of Underwriter's Obligations.  The obligations of
                 ---------------------------------------
the Underwriter hereunder are subject to the accuracy of the representations and warranties of the Offerors and the Bank herein contained, to the accuracy of the statements of the Company's or the Bank's officers or the Trustees, as the case may be, made in any certificate furnished pursuant to the provisions hereof, to the performance by each of the Offerors and the Bank of its obligations hereunder, and to the following further conditions:

     (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or with the consent of the Underwriter, at a later time and date, not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time and date as may be approved by a majority in interest of the Underwriter; and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated threatened or, to the knowledge of the Offerors and the Bank, contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriter. If the Offerors have elected to rely upon Rule 430A of the 1933 Act Regulations, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing in accordance with Rule 424(b) of the 1933 Act Regulations within the prescribed time period and prior to Closing Time the Offerors shall have provided evidence satisfactory to the Underwriter of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations.

     (b) At Closing Time the Underwriter shall have received:

         (i) The opinion, dated as of Closing Time, of Muldoon, Murphy & Faucette, counsel for the Offerors and the Bank, in form and substance satisfactory to counsel for the Underwriter, to the effect that:

             a. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

             b. The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and to enter into and perform its obligations under the Operative Instruments, and to purchase, own and hold the Common Securities issued by the Trust.

             c. Each of the Company and its Subsidiaries (other than the Trust) is duly qualified as a foreign corporation to transact business and is in good standing in California and is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise; the authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus; the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of such stock was issued in violation of the preemptive or other similar rights of any securityholder of the Company arising by operation of law, under the certificate of incorporation or by-laws of the Company, or to the best of their knowledge, under any agreement to which the Company is a party; and the Registered Securities, the Common Securities, the Common Guarantee, the Indenture, the Guarantee Agreements, the Company's charter and by-laws conform and will conform to all statements relating thereto contained in the Registration Statement and the Prospectus.

               d. The Bank is validly existing as a federal savings bank under the federal laws of the United States and Life Holdings has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; each of the Subsidiaries has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; the Bank, as a federal savings bank, is not required to qualify as a foreign corporation or otherwise under state law; all of the issued and outstanding capital stock of Life Holdings has been duly authorized and validly issued and to the best of their knowledge is fully paid and non-assessable and is directly owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; to the best of their knowledge, all of the issued and outstanding capital stock of the Subsidiaries has been duly authorized and validly issued, is fully paid and non-assessable and is directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; to the best of their knowledge, none of the outstanding shares of capital stock of the Subsidiaries was issued in violation of the preemptive or similar rights of any stockholder of such corporation arising by operation of law, under the charter or by-laws of any subsidiary or under any agreement to which the Company or any of the Subsidiaries is a party. The only direct or indirect subsidiaries of the Company are the Trust, the Bank and Life Holdings. There are no subsidiaries of the Trust, the Bank or Life Holdings. To the best of their knowledge, except for the shares of capital stock of the Subsidiaries owned by the Company, the Company does not own any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity.

               e. The Company has corporate power and corporate authority to enter into and to perform its obligations under the Operative Instruments to which it is a party and to purchase, own and hold the Common Securities issued by the Trust.

               f. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act.

               g. Under the Delaware Act and the Declaration, the Trust has the power and authority (a) to enter into and perform its obligations under this Agreement, (b) to perform its obligations under the Declaration, (c) to issue and perform its obligations under the Securities and the Common Securities and (d) to purchase and hold the Junior Subordinated Debentures.

               h. The Trust is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify would not have a material adverse effect on the Trust; and, to the best knowledge of such counsel, the Trust is not a party to or otherwise bound by any agreements or instruments other than those described in the Prospectus.

               i. The Declaration has been duly executed and delivered by the Company and the Declaration constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency (including without limitation all laws relating to fraudulent transfers), reorganization, moratorium, or other similar laws relating to or affecting creditors' rights generally and except as enforcement thereof may be subject to general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity), including concepts of commercial reasonableness.

               j. The Declaration has been duly authorized, executed and delivered by the Company and the Declaration constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency (including without limitation all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and except as enforcement thereof may be subject to general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity), including concepts of commercial reasonableness; and the Declaration has been duly qualified under the 1939 Act.

               k. The Common Securities have been duly authorized by the Declaration and, when duly issued and delivered by the Trust to the Company against payment of the consideration therefor as described in the Registration Statement, will be validly issued and, fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will be owned of record by the Company; and the issuance of the Common Securities is not subject to preemptive or other similar rights arising under the Delaware Act or the Declaration.

               l. The Securities have been duly authorized by the Declaration and, when issued, delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will entitle the holders thereof to the benefits of the Declaration; the holders of the Securities will be entitled to the same limitation of personal liability as extended to stockholders of private corporations for profit organized under the DGCL; and the issuance of the Securities is not subject to preemptive or other similar rights arising under the Delaware Act or the Declaration.

               m. Each of the Guarantee Agreements has been duly authorized, executed and delivered by the Company and each of the Guarantee Agreements constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by the bankruptcy, insolvency (including without limitation all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and except as enforcement thereof may be subject to general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity), including concepts of commercial reasonableness; and the Guarantee Agreement has been duly qualified under the 1939 Act.

               n. The Indenture has been duly authorized, executed and delivered by the Company and (when duly authorized, executed and delivered by the Debenture Trustee) will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by the bankruptcy, insolvency (including without limitation all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and except as enforcement thereof may be subject to general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity), including concepts of commercial reasonableness; and the Indenture has been duly qualified under the 1939 Act.

               o. The Junior Subordinated Debentures have been duly authorized by the Company and, when the Junior Subordinated Debentures have been duly executed by the Company and authenticated and delivered by the Debenture Trustee in the manner provided in the Indenture and paid for by the Trust of the consideration therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including without limitation all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and except as enforcement thereof may be subject to general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity), including concepts of commercial reasonableness, and will be entitled to the benefits of the Indenture; and the issuance of the Junior Subordinated Debentures is not subject to preemptive or other similar rights arising under the charter or by-laws of the Company, under the DGCL or, to the best knowledge of such counsel, otherwise.

               p. The shares of Common Stock issuable upon conversion of the Junior Subordinated Debentures have been duly authorized and reserved by the Company for issuance upon such conversion and, if and when issued upon such conversion in accordance with the provisions of the Indenture at conversion prices equal to or in excess of the par value of such shares of Common Stock at such time, will be validly issued, fully paid and non-assessable, and the issuance of such shares is not subject to preemptive or other similar rights arising under the charter or bylaws of the Company, under the DGCL or, to the best knowledge of such counsel, otherwise.

               q. To the best knowledge of such counsel, neither the Company nor any of the Subsidiaries is in violation of its Certificate of Incorporation, charter or Declaration, as the case may be, or by-laws or in default to an extent which, singly or in the aggregate, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which or any of them may be bound, or to which any of the property or assets of the Company or the Subsidiaries is subject, including without limitation, the Line of Credit Documents, the Reorganization Documents or the Securitization Documents.

               r. The execution, delivery and performance of this Agreement and the Operative Instruments, the consummation of the transactions contemplated herein and therein (including, without limitation, the issuance and sale of the Securities, Common Securities, Junior Subordinated Debentures and Guarantees and the issuance of shares of Common Stock upon conversion of the Securities and the Junior Subordinated Debentures) and compliance by each of the Company and the Trust with its respective obligations hereunder and thereunder have been duly authorized by all necessary corporate or other action and, to the best of their knowledge, do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien or encumbrance not existing on the date of this Agreement upon any property or assets of the Company or the Subsidiaries pursuant to, the Line of Credit Documents, the Reorganization Documents, the Securitization Documents, or any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or the Subsidiaries is subject and which breach or default singly or in the aggregate, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise; nor will any such action result in any violation of the provisions of the certificate of incorporation, Declaration or the charter, as the case may be, or by-laws of the Company or the Subsidiaries or, to the best of such counsel's knowledge, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or the Subsidiaries or any of their assets or properties and which violation, singly or in the aggregate, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise.

               s. The deposit accounts of the Bank are insured by the FDIC up to legally applicable limits, and, to their best knowledge, no proceedings for the termination or revocation of such insurance are pending or threatened.

               t. The activities of the Company and each of the Subsidiaries as described in the Registration Statement and the Prospectus are permissible activities for each such entity under federal law and the rules, regulations, resolutions and practices of the OTS and the FDIC.

               u. The Securities have been duly authorized for issuance and sale to the Underwriter pursuant to this Agreement and, when issued and delivered by the Trust pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued and fully paid and non-assessable; the Registered Securities are not subject to preemptive or other similar rights arising by operation of law, under the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, otherwise.

               v. Except as disclosed in or specifically contemplated by the Prospectus, to the best of such counsel's knowledge, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, obligations, plans or arrangements to issue, any shares of capital stock of the Company or the Subsidiaries or any security convertible into or exchangeable for capital stock of the Company or the Subsidiaries. The outstanding stock options relating to the Company's Common Stock have been duly authorized and validly issued and the description thereof contained in the Prospectus is accurate in all material requests.

               w. The Registration Statement has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of their knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

               x. The Registration Statement and the Prospectus and each amendment or supplement thereto, as of their respective effective or issue dates (other than the financial statements, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

               y. The form of global certificate used to evidence the Securities complies in all material respects with all applicable statutory requirements, with any applicable requirements of the certificate of incorporation and by-laws of the Company and the requirements of Nasdaq.

               z. To the best of their knowledge, neither the Company nor any of the Subsidiaries is in violation of any directive from the FDIC, the OTS, or any other governmental authority, and the Company and the Subsidiaries are in compliance with all federal and state laws and regulations that regulate or relate to its business, including, without limitation, FIRREA, the FDIA, the NHA, FDICIA and all other applicable laws and regulations where the failure to comply would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise.

               aa. To the best of their knowledge: there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any of the Subsidiaries is a party, or to which the property of the Company or any of the Subsidiaries is subject, before or brought by any court or governmental agency or body, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the Operative Instruments or the performance by the Company of its obligations hereunder or thereunder or any of the other transactions contemplated by the Registration Statement which is required to be disclosed in such registration statements and are not accurately described therein; and the aggregate all pending legal or governmental proceedings to which the Company or any of the Subsidiaries is a party or that affect any of their respective properties that are not described in the Prospectus are not reasonably expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise.

               bb. The information in the Prospectus under "Risk Factors," "Description of Capital Stock of the Company," and "Regulation," and in the Registration Statement under items 14 and 15, to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and complies in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; to the best of such counsel's knowledge, there are no statutes or regulations, and no legal or governmental actions, suits or proceedings pending or threatened against the Company or any of the Subsidiaries that are required to be described in the Prospectus that are not described as required.

               cc. All descriptions in the Prospectus of contracts and other documents to which the Company or any of the Subsidiaries are a party comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; to the best of their knowledge and information, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto and the descriptions thereof or references thereto comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

               dd. No authorization, approval, consent or order of any court or governmental authority or agency (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which such counsel need express no opinion) is required in connection with the issuance and sale of the Securities by the Trust to the Underwriter pursuant to this Agreement, the issuance and sale of the Common Securities by the Trust to the Company, the issuance and sale of the Convertible Debentures by the Company to the Trust, the issuance by the Company of shares of Common Stock and rights upon conversion of the Convertible Debentures or the execution, delivery or performance by the Company or the Trust of their respective obligations under this Agreement, the Indenture, the Junior Subordinated Debentures, the Guarantee Agreements, the Declaration, the Securities or the Common Securities, except that such counsel need not express any opinion as to the rules and regulations of the NASD.

               ee. The statements in the Prospectus under the captions "Description of Capital Securities," "Description of the Guarantee," "Description of the Junior Subordinated Debentures," "Relationship Among the Capital Securities, the Junior Subordinated Debentures and the Guarantee" and "Description of Capital Stock of the Company," insofar as such statements constitute a summary of certain provisions of law or certain provisions of the Securities, the Common Securities, the Junior Subordinated Debentures, the Guarantees, the Indenture, the Declaration, the Guarantee Agreements, the charter and by-laws of the Company or legal conclusions, have been reviewed by such counsel and are, in all material respects an accurate summary of such provisions and legal conclusions.

               ff. The Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; accordingly, for United States federal income tax purposes, each holder of Securities generally will be considered the owner of an undivided interest in the Junior Subordinated Debentures.

               gg. The Junior Subordinated Debentures will be classified for United States federal income tax purposes as indebtedness of the Company.

               hh. The discussion set forth in the Prospectus under the caption "Certain Federal Income Tax Considerations" is a fair and accurate summary of the matters set forth therein, based upon current law and the assumptions stated therein; and the opinions of such counsel set forth under such caption are confirmed.

               ii. To the best of their knowledge, there are no persons with registration or other similar rights pursuant to written contracts with the Company or the Trust to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act other than the registration rights granted to purchasers in the Bank's private placement completed in the third quarter of 1996.

               jj. Neither the Company nor any of the Subsidiaries is, nor (assuming application by the Company of the net proceeds of the sale of the Securities in the manner described in the Prospectus) will become, as a result of the consummation of the transactions contemplated by the Agreement, required to register as an investment company under the Investment Company Act of 1940, as amended.

               In rendering their opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on the certificate of responsible officers of the Company, the Subsidiaries and public officials.

          Such counsel shall additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial or statistical data included therein, as to which such counsel need make no statement), at the time each became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial or statistical data included therein, as to which such counsel need make no statement), at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriter by the Offerors for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the date of such prospectus) or at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (ii) The favorable opinion of Bingham, Dana & Gould, counsel to the Debenture Trustee, Property Trustee and Guarantee Trustee, dated as of the Closing Time, in form and substance satisfactory to the Underwriter and counsel for the Underwriter, to the effect that:

               a. Each of the Debenture Trustee, Property Trustee and the Guarantee Trustee is a national banking association with trust powers, duly organized, validly existing and in good standing under the federal laws of the United States of America, with all necessary corporate power and authority to execute and deliver, and to carry out and perform its obligations under, the Indenture, the Declaration and the Guarantee Agreement.

               b. The Indenture, the Declaration and the Guarantee Agreement have been duly authorized, executed and delivered by the Debenture Trustee, the Property Trustee and the Guarantee Trustee, respectively, and constitute valid and binding obligations of the Debenture Trustee, the Property Trustee and the Guarantee Trustee, respectively, enforceable against the Debenture Trustee, the Property Trustee and the Guarantee Trustee, respectively, in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equity principles, including concepts of commercial reasonableness.

               c. The execution, delivery and performance of the Indenture, the Declaration and the Guarantee Agreement by the Debenture Trustee, the Property Trustee and the Guarantee Trustee, respectively, do not conflict with or constitute a breach of the charter or by-laws of the Debenture Trustee, the Property Trustee or the Guarantee Trustee, respectively.

               d. No consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Debenture Trustee, the Property Trustee or the Guarantee Trustee of the Indenture, the Declaration or the Guarantee Agreement, respectively.

               e. The Debenture Trustee, the Property Trustee and the Guarantee Trustee have each been duly qualified under the 1939 Act to serve in such capacities in connection with the Indenture, the Declaration, the Guarantee Agreement and have properly completed and filed under the 1939 Act a Form T-1 in connection therewith.

          (iii) The favorable opinion of Prickett, Jones, Elliott, Kristol & Schner, counsel to the Delaware Trustee, dated as of the Closing Time, in form and substance satisfactory to the Underwriter and counsel for the Underwriter, to the effect that:

               a. The Delaware Trustee is a Delaware banking corporation with trust powers, validly existing and in good standing under the laws of the State of Delaware, with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under, the Declaration.

               b. The Declaration has been duly authorized, executed and delivered by the Delaware Trustee, and constitutes a valid and binding obligations of the Delaware Trustee, enforceable against the Delaware Trustee in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equity principles, including concepts of commercial reasonableness.

               c. The execution, delivery and performance of the Declaration by the Delaware Trustee do not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee.

               d. No consent, approval or authorization of, or registration with or notice to, any federal or Delaware banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Declaration.


          (iv) The opinion of Brobeck, Phleger & Harrison LLP, counsel for the Underwriter, with respect to the issuance and sale of the Securities, the Registration Statement and Prospectus, and such other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

     (c) At Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriter shall have received a certificate of the President and the chief financial or chief accounting officer or Trustee of the Company, the Bank and the Trust, each dated as of Closing Time, to the effect that (i) there has been no such material adverse change,
(ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company, the Bank and the Trust have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission. As used in this Section 5(c) the term "Prospectus" means the Prospectus in the form first used by the Underwriter to confirm sales of the Securities.

     (d) At the time of the execution of this Agreement, the Underwriter shall have received from each of Grant Thornton LLP, Price Waterhouse LLP and Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to the Underwriter, to the effect that (i) they are independent public accountants with respect to the Company and the Trust within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the consolidated financial statements audited by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the related published rules and regulations. The letter from Deloitte & Touche LLP shall additionally state that based upon limited procedures set forth in detail in such letter (which shall include, without limitation, the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, with respect to the unaudited condensed financial statement of the Bank included in the Registration Statement), nothing has come to their attention which causes them to believe that (A) any material modifications should be made to the unaudited condensed financial statements included in the Registration Statement for them to be in conformity with generally accepted accounting principles or
(B) the unaudited condensed consolidated financial statements included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the related published rules and regulations or (C) at a specified date not more than four days prior to the date of this Agreement, there has been any change in the capital stock of the Bank, any increase in the debt of the Bank or any decrease in the level of total assets and deposits at the Bank as compared with the amounts shown in the September 30, 1997 balance sheet included in the Registration Statement or, during the period from October 1, 1997 to November 30, 1997, there were any decreases as compared with the corresponding period in the preceding year, in net interest income (before and after allowance for estimated loan losses), net interest income and net income of the Bank, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur. The letter of each of the three auditors referred to above shall also state that in addition to the examination referred to in their opinions (and, in the case of Deloitte & Touche LLP only, the limited procedures referred to in clause (iii) above), they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in the Registration Statement and Prospectus and which are specified by the Underwriter, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and the Bank identified in such letter; and, they have compared the information in the

Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in their letters nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K.

     (e) At the Closing Time the Underwriter shall have received from Grant Thornton LLP, Price Waterhouse LLP and Deloitte & Touche LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section. If the Offerors have elected to rely on Rule 430A of the 1933 Act Regulations, the letter of Deloitte & Touche LLP shall additionally state that they have carried out procedures as specified in the last sentence of subsection (d) of this Section with respect to certain amounts, percentages and financial information specified by the Underwriter and deemed to be a part of the Registration Statement pursuant to Rule 430(A)(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such sentence.

     (f) At the Closing Time the Securities and the shares of Common Stock issuable upon conversion of the Securities shall have been approved for inclusion in the Nasdaq National Market System, subject only to official notice of issuance, and the NASD shall have approved in writing the Underwriter's participation in the distribution of the Securities and such approval shall not have been withdrawn or limited.

     (g) At the date of this Agreement, the Underwriter shall have received an agreement substantially in the form of Exhibit B hereto signed by each of the
                                       ---------
directors and officers of the Company and the Bank. The Company and the Bank jointly and severally represent and warrant that Schedule A hereto includes a
                                                 ----------
complete and accurate list of all directors and officers of the Company and the Bank.

     (h) At the Closing Time and at each Date of Delivery, counsel for the Underwriter shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities, Common Securities and Junior Subordinated Debentures as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Trust in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

     (i) In the event that the Underwriter exercise their option provided in
Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Offerors and the Bank contained herein and the statements in any certificate furnished by the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Underwriter shall have received:

          (i) A certificate, dated such Date of Delivery, of the President and of the chief financial or chief accounting officer of the Company and the Bank, and of the Trustee of the Trust, confirming that the certificate delivered at the Closing Time pursuant to Section 5(c) hereof remains true and correct as of such Date of Delivery.

          (ii) The opinion of Muldoon, Murphy & Faucette, counsel for the Company, in form and substance satisfactory to counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b)(1) hereof.

          (iii) The favorable opinion of Bingham, Dana & Gould, counsel for the Property Trustee and the Guarantee Trustee, in form and substance satisfactory to the Underwriters, dated such Date of Delivery, to the same effect as the opinion required by Section 5(b)(2).

          (iv) The favorable opinion of Prickett, Jones, Elliott, Kristol & Schner, counsel for the Delaware Trustee, in form and substance satisfactory to the Underwriters, dated such Date of Delivery, to the same effect as the opinion required by Section 5(b)(3) hereof.

          (v) The opinion of Brobeck, Phleger & Harrison LLP, counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b)(4) hereof.

          (vi) A letter from each of Grant Thornton LLP, Price Waterhouse
     LLP and Deloitte & Touche LLP, in form and substance satisfactory to the Underwriter and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Underwriter pursuant to
     Section 5(e) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than four days prior to such Date of Delivery.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 6 and 7 shall survive any such termination and remain in full force and effect.

     SECTION 6.  Indemnification.
                 ---------------

     (a) The Offerors and the Bank agree jointly and severally to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any untrue statement or alleged untrue statement made by the Offerors and the Bank in Section 2(a) of this Agreement.

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or prospectus, including the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (iii) against any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials prepared by the Offerors or the Bank or authorized for use by the Offerors or the Bank to be used in connection with the marketing of the Securities, including without limitation, slides, videos, films, tape recordings.

          (iv) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company.

          (v) against any and all expense whatsoever, as incurred (including, subject to the third sentence of Section 6(c) hereof, the fees and disbursements of counsel chosen by the Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above.

provided, however, that this indemnity agreement shall not apply to any loss,
--------  -------
liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Offerors or the Bank by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     The foregoing indemnification with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling the Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such shares to such person and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

     (b) The Underwriter agrees to indemnify and hold harmless each of the Offerors and the Bank, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Offerors and the Bank within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Offerors and the Bank by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not
        --------  -------
(except with the consent of the indemnified party) be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 7.  Contribution.  If the indemnification provided for in Section 6
                 ------------
hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriter on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand and of the Underwriter on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Offerors on the one hand and the Underwriter on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Offerors and the total underwriting discount received by the Underwriter, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover. The relative fault of the Offerors on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Offerors and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriter were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, each Trustee of the Trust and each person, if any, who controls an Offeror within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Offeror. The Underwriter' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

     SECTION 8.  Representations, Warranties and Agreements to Survive Delivery.
                 --------------------------------------------------------------
All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers of the Company or the Bank, or Trustees of the Trust, submitted pursuant hereto, are made only as of the date hereof and the Representation Date and the Closing Date, as the case may be, but shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by or on behalf of Offerors or the Bank, and shall survive delivery of the Securities to the Underwriter.

     SECTION 9.  Termination of Agreement.
                 ------------------------

     (a) The Underwriter may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriter, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Stock has been suspended or limited by the Commission or Nasdaq, or if trading generally on the American Stock Reorganization or the New York Stock Reorganization or in the over-the-counter market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal, New York or California authorities. As used in this
Section 9(a), the term "Prospectus" means the Prospectus in the form first used by the Underwriter to confirm sales of the Securities.

     (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 6 and 7 shall survive such termination and remain in full force and effect.

     SECTION 10.  Notices.  All notices and other communications hereunder shall
                  -------
be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to Keefe, Bruyette & Woods, Inc., Two World Trade Center, New York, New York 10048, attention of William Houlihan; notices to the Offerors shall be directed to them at Life Financial Corporation, 10540 North Magnolia Avenue, Unit B, Riverside, California 92505, attention of Daniel L. Perl.

     SECTION 11.  Parties.  This Agreement and the Pricing Agreement shall each
                  -------
inure to the benefit of and be binding upon the Underwriter, the Offerors, the Bank and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers, trustees and directors referred to in Sections 6 and 7 and their heirs and legal representative, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons and officers, trustees and directors and their heirs and legal representative, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 12.  GOVERNING LAW AND TIME.  THIS AGREEMENT AND THE PRICING
                  ----------------------
AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter, on the one hand, and the Company and the Trust, on the other, in accordance with its terms.


                         Very truly yours,

                         LIFE FINANCIAL CORPORATION



                         By:___________________________________
                         Daniel L. Perl, President and
                         Chief Executive Officer



                         LIFE BANK



                         By:___________________________________
                         Daniel L. Perl, President and
                         Chief Executive Officer


                         LIFE FINANCIAL CAPITAL TRUST

                         By:  Life Financial Corporation, as Sponsor



                             By:___________________________________
                              Daniel L. Perl, President and
                              Chief Executive Officer



CONFIRMED AND ACCEPTED,
     as of the date first above written:


KEEFE, BRUYETTE & WOODS, INC.



By:______________________________________

  Name:__________________________________

  Title:_________________________________

                                  SCHEDULE A


 LIST OF PERSONS SUBJECT TO SECTION 5(g) OF THE UNDERWRITING AGREEMENT WHO ARE
                 REQUIRED TO DELIVER A LETTER SUBSTANTIALLY IN
              THE FORM OF EXHIBIT B TO THE UNDERWRITING AGREEMENT


                               [to be attached]

                                                                       Exhibit A

                        ____________ Capital Securities

                          LIFE FINANCIAL CAPITAL TRUST

                   __% CONVERTIBLE TRUST PREFERRED SECURITIES

              (Liquidation Amount $________ per Capital Security)



                               PRICING AGREEMENT
                               -----------------


                                                               December __, 1997


KEEFE, BRUYETTE & WOODS, INC.
Two World Trade Center
New York, New York  10048

Dear Sirs and Mesdames:

     Reference is made to the Underwriting Agreement dated December __, 1997 (the "Underwriting Agreement") relating to the purchase by Keefe, Bruyette &
      ----------------------
Woods, Inc. (the "Underwriter"), of the above-described Convertible Trust
                  -----------
Preferred Securities (the "Securities"), of Life Financial Capital Trust, a
                           ----------
statutory business trust created under the Business Trust Act (Chapter 38, Title 12 of the Delaware Code, 12 Del. C. Section 3801 et seq.) (the "Trust").
                                                                -----

     Pursuant to Section 2 of the Underwriting Agreement, the Company and the Trust agree with the Underwriter that the initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $_____.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter, on the one hand, and the Company and the Trust, on the other, in accordance with its terms.

                         Very truly yours,

                         LIFE FINANCIAL CORPORATION


                         By:________________________________________
                            Daniel L. Perl, President and
                            Chief Executive Officer


                         LIFE FINANCIAL CAPITAL TRUST

                         By:  Life Financial Corporation, as Sponsor



                             By:____________________________________
                                Daniel L. Perl, President and
                                Chief Executive Officer



CONFIRMED AND ACCEPTED,
     as of the date first above written:


KEEFE, BRUYETTE & WOODS, INC.


By:______________________________________

  Name:__________________________________

  Title:_________________________________


                                       2